SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 19, 2007

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Date of Report (Date of earliest event reported)

WATAIRE INTERNATIONAL, INC.

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(Exact name of registrant as specified in its charter)

WASHINGTON                                   91-2060082

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(State of incorporation                   (I.R.S. Employer

or organization)                          Identification No.)

SEC File No.  000-49955

#300, Warner Center, 21550 Oxnard Street

Woodland Hills, California                   91367

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(Address of principal executive offices)  (Zip Code)

877-602-8985

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Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure.

On March 19, 2007, the Company issued a press release (the "Press Release")

announcing receipt of sales order from Greece distributor.

The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

C)  EXHIBITS

Exhibit      Description

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99.1        Press release March 19, 2007

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned hereunto duly authorized.

                                        WATAIRE INTERNATIONAL, INC.

DATE:   March 19, 2007

                                        By:  /s/ ROBERT ROSNER

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                                             ROBERT ROSNER

                                             President